Exhibit 10.1

SECOND AMENDMENT

TO

SHARONAI HOLDINGS INC.

2025 OMNIBUS EQUITY INCENTIVE PLAN

This SECOND AMENDMENT TO SHARONAI HOLDINGS INC. 2025 OMNIBUS EQUITY INCENTIVE PLAN (this “Amendment”) of the SharonAI Holdings Inc. 2025 Omnibus Equity Incentive Plan (the “Plan”) is made as of the 27th day of August, 2026, by the Board of Directors (the “Board”) of SharonAI Holdings Inc., a Delaware corporation (the “Company”), pursuant to Section 12 of the Plan. All terms used by not defined herein shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board may amend, alter or terminate the Plan pursuant to Section 12 of the Plan, provided that no such action shall materially and adversely affect any Award outstanding at the time of such amendment without such Participant’s consent (the “Amendment Conditions”); and

WHEREAS, this Amendment satisfies the Amendment Conditions.

AGREEMENT

NOW, THEREFORE, as of the Effective Date, the Plan is hereby amended as follows:

1. Shares Reserved for Issuance Under the Plan. Section 4(a) and Section 4(c) of the Plan shall hereby be amended as follows:

(a) The references to 1,200,000 shares in Sections 4(a)(i) and 4(c) of the Plan are hereby replaced with 2,400,000 shares.

(b) The following language “with the first January 1 following the Effective Date” in Section 4(a)(ii) shall be hereby be amended and replaced in its entirety with “January 1, 2027”.

2. Miscellaneous.

(a) Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, each reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.

(b) Severability. Each provision of this Amendment shall be considered severable and if for any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and illegal.

(c) Governing Law. This Amendment shall be governed in accordance with the laws of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

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